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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this Registration Statement of Techniclone Corporation on Form S-3 of our report dated May 23, 1997 appearing in the Annual Report on Form 10-K of Techniclone Corporation for the year ended April 30, 1997 and to the reference to us under the heading "Experts" the Prospectus, which is part of this Registration Statement.

                                          /s/    DELOITTE & TOUCHE LLP

Costa Mesa, California
August 20, 1997